Fees Summary	Oct. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,021,000.00
Previously Paid Amount	156.32
Total Fee Amount	156.32
Total Offset Amount	0.00
Net Fee	$ 0.00
Final Prospectus	false